**ARC WBPCFL0001, LLC**

**AGREEMENT FOR TRANSFER OF MEMBERSHIP INTERESTS**

THIS AGREEMENT FOR TRANSFER OF MEMBERSHIP INTERESTS (this "Agreement") entered into as of September 16, 2008 between ARC GROWTH FUND I, LLC, a Delaware limited liability company ("Seller"), and AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Buyer").

**STATEMENT OF PURPOSE**

Seller is the sole member of ARC WBPCFL0001, LLC, a Delaware limited liability company (the "Company"). The Company is a single-purpose entity created for the purpose of owning, operating and managing that certain tract or parcel of land more particularly described in Exhibit "A" attached hereto (the "Land") and those certain improvements commonly known as 175 Cypress Point Parkway, Palm Coast, FL.

The Company currently leases the Land and improvements located thereon to National City Bank (the "Tenant"), pursuant to that certain lease agreement more particularly described in Exhibit "B" attached hereto (the "Lease").

Buyer desires to purchase from Seller, and Seller desires to sell and transfer all of its right, title and interest in and to the Company to Buyer subject to the terms and provisions of this Agreement.

**AGREEMENT**

1. **Transfer of Membership Interests**. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, all of Seller's right title and interest in and to Seller's membership interests in the Company (the "Membership Interest"), as set forth in the Limited Liability Company Agreement for the Company, a copy of which is attached hereto as Exhibit "C".

2. **Representations and Warranties of Seller**. Seller represents and warrants to Buyer as of the date hereof and as of the Closing as follows:

(a) Ownership of Membership Interest. Seller is the sole owner of the Membership Interest. Seller owns the Membership Interest free and clear of all liens, encumbrances, claims or restrictions on transfer or voting, other than restrictions on transfer imposed by the terms of the Loan, and federal and state securities laws. At all times between the date of formation of the Company and the Closing Date, Seller has constituted and shall constitute the sole holder of the Membership Interest.

(b) Authority of Seller. Subject to obtaining the consent of Lender (as hereinafter defined) to the transaction contemplated by this Agreement (the "Transaction"), Seller has the right, power and authority to enter into this Agreement and to consummate the Transaction. This Agreement is a valid and legally binding obligation of Seller, enforceable in

accordance with its terms except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as enforcement is subject to the laws of equity. Subject to obtaining Lender's consent to the Transaction, the execution by Seller of this Agreement and consummation of the Transaction does not, and as of the Closing will not, result in the breach of any of the terms and provisions of, or constitute a default under any document to which Seller or the Company is a party.

(c) Assets of the Company. The assets of the Company are more particularly described in Exhibit "D", attached hereto (the "Property").

(d) The Loan. Seller represents and warrants that the Property is encumbered by that certain loan in the principal amount of up to $32,000,000.00 (the "Loan") by KBC Bank, N.V. (together with its successors and assigns, the "Lender").

(e) Due Formation of Seller. Seller is a limited liability company duly organized and validly existing and in good standing under the laws of the State of Delaware.

(f) The Membership Interests. The Membership Interest comprises all of the economic interest in the Company.

(g) Bankruptcy. Neither Seller nor the Company is the subject of or a party to any state or federal bankruptcy or insolvency proceeding. Neither Seller nor the Company is contemplating either (i) the filing of a petition by it under any state or federal bankruptcy or insolvency laws, or (ii) the liquidation of all or a major portion of the assets of Seller or the Company.

(h) Due Formation of Company. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and qualified to do business in, and in good standing under the laws of the State of Florida. The Company has not transacted business in any state other than the State of Florida. The Company has the requisite power and authority to conduct its business as now conducted and to own the Property.

(i) Litigation. There are no pending or, to Seller's knowledge, threatened or contemplated actions, suits, proceedings, arbitrations, claims or governmental investigations which affect, or may affect, the Company or the Property or the Membership Interest.

(j) FIRPTA. Seller is not a "foreign person" as defined in Section 1445(f)(3) of the Internal Revenue Code.

The representations and warranties contained in this Section 2 shall survive the Closing for a period of six (6) months following the Closing.

To the extent that Seller makes representations and warranties "to Seller's knowledge" or the like, such representations and warranties are made without due inquiry and are limited solely to the knowledge of William Kahane. William Kahane shall not have any liability hereunder in connection with such representations or warranties.

3. **Representations and Warranties of the Buyer**. Buyer hereby represents and warrants to Seller, that:

(a) Authority of Buyer. Buyer is a limited partnership validly existing and in good standing under the laws of the State of Delaware. Buyer has the right, power and authority to enter into this Agreement and to consummate the Transaction. This Agreement is a valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally, and except as enforcement is subject to the laws of equity. The execution by Buyer of this Agreement and consummation of the Transaction does not, and, as of the Closing, will not, result in the breach of any of the terms and provisions of, or constitute a default under any document to which Buyer is a party.

(b) Litigation. There are no pending or, to Buyer's knowledge, threatened or contemplated actions, suits, proceedings, arbitrations, claims or governmental investigations which affect, or may affect, the ability of the Buyer to consummate the Transaction contemplated hereby.

(c) Consents and Approvals. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other action by, or declaration, filing or registration with, or notification to, any governmental agencies or bodies.

Except as expressly provided otherwise in this Section 3, the representations and warranties contained in this Section 3 shall survive the Closing.

4. **Purchase Price**. The purchase price (the "Purchase Price") to be paid by Buyer to Seller for the Membership Interest shall be THREE MILLION AND NO/100 DOLLARS ($3,000,000.00). The total Purchase Price shall be payable as follows:

(a) By cash or immediately available funds, or by check subject to collection, to the order of Chicago Title Insurance Company (in this capacity, "Escrow Agent") located at Suite 2550, 1601 Market Street, Philadelphia, PA 19103, Attention: Edwin G. Ditlow, Tel: (215) 568-4889, Fax: (215) 568-4880, in the amount of ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($150,000.00) (the "Deposit"), simultaneously with the execution and delivery of this Agreement by Buyer to Seller to be held in accordance with the terms of this Agreement and Escrow Agent's standard escrow instructions. The Deposit shall be non-refundable.

(b) By unendorsed bank check or certified check to the order of Escrow Agent, drawn on a bank that is a member of the New York Clearing House Association, or, at Seller's option, by wire transfer of immediately available funds for the difference between the Purchase Price minus the Deposit on the Closing Date for the balance of the Purchase Price, subject to adjustment as hereinafter provided, on the Closing Date.

5. **Conditions Precedent**. Seller's obligation to Close is contingent upon Seller having obtained the written approval of Lender to the Transaction.

6. **Closing and Closing Date**. The consummation of the transfer by Seller to Buyer of the Membership Interest (the "Closing") shall take place through escrow at the offices of Escrow Agent on the later of (i) September 15, 2008 or (ii) the date which is three (3) business days after the Lender approves the Transaction (oral confirmation by Lender with written confirmation by Lender being delivered at Closing shall be deemed sufficient) (the "Closing Date"). TIME BEING OF THE ESSENCE WITH RESPECT TO THE CLOSING DATE.

7. **Liabilities of the Company**. Buyer acknowledges the existence of the liabilities of the Company under the Permitted Exceptions (as defined in Section 8 herein) and the Lease, and provided that the Transaction closes in accordance with Section 6 herein, agrees to accept the Membership Interest and the Property subject to all the terms and conditions contained in the Permitted Exceptions and the Lease.

8. **Title to the Property**. At the Closing, the Company shall hold fee simple title to the Land and Improvements, respectively, subject only to exceptions to title described in the title insurance policy (the "Permitted Exceptions") and real estate taxes, sewer charges and assessments which are a lien but not yet due and payable.

9. **Closing Costs**. Subject to the limitations set forth below, Seller shall pay deed transfer and/or stamp taxes, if any. All charges and expenses relating to any loan secured by the Property obtained after the Closing shall be payable by Buyer. Escrow fees payable to Escrow Agent shall be split 50/50 between Seller and Buyer. Each party shall pay its own legal and attorneys' fees.

10. **Proration**. Net rent due under the Lease, to the extent the same is payable upon the Closing (computed as accrued Basic Rent (as defined in the Lease) shall be apportioned as of the date of the Closing. No other apportionments shall be made at the Closing.

11. **No Other Representations**. Except for the representations and warranties of Seller in this Agreement, it is expressly agreed that Buyer shall accept the Property, in its present condition, "AS IS", "WHERE IS" and "WITH ALL FAULTS", subject to all patent and latent defects and faults, if any, with no representation or warranty by Seller as to the fitness, suitability, merchantability, habitability, or usability, including but not limited to, (a) the quality or condition of all improvements and the real property, including without limitation, the water, soil and geology, (b) any construction defects, errors, omissions or on account of any other conditions affecting the Land and Improvements, (c) the manner of operating the Land or Improvements and the expenses related thereto, (d) the compliance of the Land or Improvements with any laws, rules, ordinances or regulations of any governmental body; and (e) the nature and extent of any recorded servitudes, rights-of-way, leases, possession, liens, encumbrances, licenses, reservations, conditions or otherwise.

12. **Brokers Fees**. Seller and Buyer represent and warrant each to the other that they have not dealt with any broker or realtor in connection with the Transaction. In the event of a breach of the foregoing warranties, the breaching party agrees to save, defend, indemnify and hold harmless the non breaching party from and against any claims, losses, damages, liabilities and expenses, including but not limited to attorneys' fees.

13. **Closing Documents**.

(a) At Closing, Seller shall deliver to Escrow Agent the following:

(i) A duly executed Assignment and Assumption of Membership Interest for the Company in the form attached hereto as Exhibit "E" to this Agreement;

(ii) A certification in a form reasonably acceptable to Buyer, that Seller is not a foreign person;

(iii) Such documents as Buyer's counsel may reasonably request to evidence Seller's authority to execute and perform under this Agreement and to execute and deliver all documents assigning the Membership Interest to Buyer;

(iv) Such documents described in this Agreement to be executed by Seller, and deliver such other documents and papers which may be reasonably necessary to the consummation of the Transaction as may be reasonably requested by Buyer, or its respective counsel;

(v) Certificate of Good Standing for the Company and Certificate of Authority from the State of Florida;

(vi) Copies of the Certificate of Formation and Operating Agreement together with all modifications and amendments thereto for the Company, certified as true and correct by an authorized officer of Seller;

(vii) The original Limited Liability Company Agreement for the Company to which a certification from an authorized officer of Seller shall be attached stating that the Limited Liability Company Agreement has not been modified or amended except as requested herein;

(viii) The original Title Insurance issued by First American Insurance Company for the Property; and

(ix) Notice to Tenant notifying Tenant of this Transaction;

(b) At closing, Buyer shall:

(i) Deliver to Escrow Agent the balance of the Purchase Price;

(ii) Deliver to Seller such documents as Seller or Seller's respective counsel, may reasonably request to evidence Buyer's authority to execute and perform under this Agreement;

(iii) Deliver to Seller a duly executed Assignment and Assumption of Membership Interest for the Company; and

(iv) Such documents described in this Agreement to be executed by Buyer, and deliver such other documents and papers which may be reasonably necessary to the consummation of the Transaction as may be reasonably requested by Seller, Seller's respective counsel.

14. **Default and Remedies**.

(a) In the event Seller defaults or willfully fails to perform any of the conditions or obligations of Seller under this Agreement and provided Buyer has performed all of its obligations hereunder required to be performed as of the date of Seller's breach, Buyer, as Buyer's sole and exclusive remedy, shall have the right to declare this Agreement terminated and, upon such termination (in which event Escrow Agent shall return the Deposit to Buyer), the parties shall have no further rights, liabilities or obligations with respect to this Agreement.

(b) In the event that the terms and conditions of this Agreement have been satisfied by Seller and Buyer fails to close on this Agreement within the time limits set forth, Seller, as Sellers sole and exclusive remedy, shall be entitled to retain the Deposit as liquidated damages and declare this Agreement terminated, the parties shall have no further rights, obligations or liabilities with respect to this Agreement.

15. **Notices**. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when deposited in the United States mail, registered or certified mail, postage prepaid, return receipt requested, or when faxed or deposited with a nationally recognized overnight courier service for next day delivery, and addressed to each party as set forth below. Either party may, from time to time, designate a different address to which notices shall be sent.

To Seller:

ARC GROWTH FUND I, LLC
405 Park Avenue, 15th Floor
New York, New York 10022
Telephone: (212) 415-6500
Fax No.: (212) 421-5799

To Buyer:

AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P.
106 York Road
Jenkintown, Pennsylvania 19046
Telephone: (215) 887-2189
Fax No.: (215) 887-2585

16. **Miscellaneous**.

(a) This Agreement shall be governed by and construed in accordance with the laws of Delaware.

(b) This Agreement and the attached Exhibits contain the entire understanding and agreement by and between the parties with respect to the subject matter of this Agreement and all prior or contemporaneous oral or written agreements or instruments are merged in this Agreement and no amendment to this Agreement shall be effective unless the same is in writing and signed by the parties hereto.

(c) The parties hereby designate Buyer's attorney as the responsible party for filing a Form 1099 (or other substitute, additional or replacement forms) reporting this transaction to the Internal Revenue Service and agree to furnish such party with all information necessary to permit such party to file the same.

(d) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors, executors, administrators and permitted assigns.

(e) Each party represents and warrants to the other party that the execution of this Agreement and any other documents required or necessary to be executed pursuant to the provisions of this Agreement are valid, binding obligations and are enforceable in accordance with their terms.

(f) The captions and headings throughout this Agreement are for convenience and reference only and the words contained therein shall in no way be held to define or add to the interpretation, construction or meaning of any provision of this Agreement.

(g) This Agreement may not be changed orally, but only by an agreement in writing signed by both Buyer and Seller. No waiver of any of the provisions to this Agreement shall be valid unless in writing and signed by the party against whom such waiver is sought to be enforced.

(h) In the event either party shall bring any action or proceeding pursuant to this Agreement, the prevailing party therein shall be entitled to recover its costs and expenses in such action or proceeding, including reasonable attorneys' fees. The provisions of this subparagraph (g) shall survive the Closing or early termination of this Agreement.

(i) This Agreement shall not be assignable without the consent of the Seller which may be withheld or granted in its sole discretion; provided, however, nothing herein shall prevent Buyer from assigning this Agreement to an Intermediary (as hereinafter defined) or to an entity which is owned or controlled by or commonly controlled with Buyer, or the Intermediary. Buyer shall nevertheless have the right with notice to Seller to assign this Agreement or its right to purchase the Company to an entity owned by, controlled by or under common control with Buyer. In no event shall any assignment of this Agreement release or discharge Buyer from any liability or obligation hereunder.

(j) This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same

instrument. Delivery of executed facsimile counterparts of this Agreement shall be deemed effective delivery hereof.

17. **NO ATTORNEY CLIENT RELATIONSHIP/NO TAX ADVICE**. BUYER ACKNOWLEDGES THAT SELLER HAS NOT HELD ITSELF OUT AS ENGAGED IN THE PRACTICE OF LAW OR ACCOUNTING AND HAS NOT ESTABLISHED, DIRECTLY OR INDIRECTLY, AN ATTORNEY-CLIENT OR ACCOUNTANT-CLIENT RELATIONSHIP WITH SELLER, OR ANY OF SELLER'S OFFICERS, DIRECTORS, MANAGERS, AGENTS, EMPLOYEES OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, SELLER'S LEGAL COUNSEL) (COLLECTIVELY, "SELLER'S PARTIES"). IT IS UNDERSTOOD AND AGREED THAT ANY REPRESENTATIONS OR STATEMENTS MADE BY SELLER OR ANY OF SELLER'S PARTIES REGARDING LEGAL OR TAX CONSEQUENCES MAY NOT BE USED OR RELIED UPON BY BUYER. BUYER REPRESENTS THAT IT HAS EITHER OBTAINED LEGAL COUNSEL AND TAX ADVICE PRIOR TO ENTERING INTO THIS AGREEMENT OR IT HAS ITSELF DEEMED IT UNNECESSARY TO SEEK SUCH ADVICE. SELLER SHALL NOT BE HELD RESPONSIBLE FOR ANY FAILURE OF BUYER TO SEEK AND OBTAIN LEGAL AND TAX ADVICE.

18. **Recordation**. Neither this Agreement nor any memorandum hereof may be recorded or filed. Any attempted recordation of this Agreement or a memorandum hereof shall render it null and void with Seller entitled to retain the Deposit paid hereunder.

**[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]**

EXECUTED as of the date first above written.

**SELLER:**

**ARC GROWTH FUND I, LLC,**
a Delaware limited liability company

By: [signature]
Name: William M. Kahane
Title: President

**BUYER:**

AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: American Realty Capital Trust, Inc., its general partner

By: [signature]
Name: Brian Block
Title: Chief Financial Officer

**SCHEDULE OF EXHIBITS**

| | |
|---|---|
| Exhibit A | Description of the Land |
| Exhibit B | The Lease |
| Exhibit C | Limited Liability Company Agreement of ARC WBPCFL0001, LLC |
| Exhibit D | The Property |
| Exhibit E | Form of Assignment and Assumption of Membership Interest |

## <u>EXHIBIT "A"</u>

**Description of the Land**

Lot 7, Southwest Quadrant Phase I, according to the plat thereof, as recorded in Plat Book 29, Pages 94 and 95, of the Public Records of Flagler County, Florida.

.

## EXHIBIT "B"

### The Lease

Lease dated as of June 30, 2008, between American Realty Capital II, LLC(predecessor in interest to ARC WBPCFL0001, LLC), as landlord, and National City Bank, as tenant, as assigned by that certain Assignment and Assumption of Lease dated as of July, 2008 by American Realty Capital II, LLC, as assignor, to ARC WBPCFL0001, LLC, as assignee, as further amended by letter agreement dated August 22, 2008 from National City Bank to ARC WBPCFL0001, LLC, and further by that certain Commencement Date Certificate dated as of August 22, 2008.

**EXHIBIT "C"**

Limited Liability Company Agreement for ARC WBPCFL0001, LLC

[TO BE ATTACHED]

**AMENDED AND RESTATED**
**LIMITED LIABILITY COMPANY AGREEMENT OF**
**ARC WBPCFL0001, LLC**

This Amended and Restated Limited Liability Company Agreement (together with the schedules attached hereto, "Agreement"), is entered into as of September ___, 2008 by AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the sole member (together with any Person admitted as an additional or substitute member of the Company pursuant to the provisions of this Agreement, in such Person's capacity as a member of the Company, the "Member"; provided, however, the term "Member" shall not include the Special Member) of ARC WBPCFL0001, LLC, a Delaware limited liability company ("Company"), and William Kahane, as the Special Member (as such term is hereinafter defined).

**BACKGROUND:**

The Company was formed on July 11, 2008 pursuant to a filing with the Secretary of State of the State of Delaware in accordance with the provisions of the Act.

On the date hereof and pursuant to the terms of that certain Assignment and Assumption of Membership Interest of ARC WBPCFL0001, LLC by and between ARC GROWTH FUND I, LLC (the "Former Member"), as Transferor, and Member, as Transferee, dated as of the date hereof, the Former Member (a) transferred and assigned all of the membership interests in the Company to Member, (b) withdrew from the Company as the sole member thereof and (c) consented to the admission of the Member as a member of the Company.

The Member now desires to enter into this Agreement in order to (i) reflect the acquisition of all the membership interests in the Company and its admission to the Company as a member thereof and (ii) amend and restate the limited liability company agreement of the Company in its entirety.

NOW, THEREFORE, the Member hereby declares and agrees that the limited liability company agreement of shall be amended and restated in its entirety as follows:

**ARTICLE I**
**DEFINITIONS**

Section 1.1 Defined Terms. All defined terms have the meaning set forth in this Agreement or in Schedule A hereto.

**ARTICLE II**
**FORMATION OF THE COMPANY**

Section 2.1 Name and Form of Organization. The Member has caused the Company to be formed as a limited liability company organized under the Delaware Limited Liability Company Act, as amended from time to time ("Delaware LLC Act"). The name of the Company is "ARC WBPCFL0001, LLC". The Company is a separate legal entity apart from the Member, and all ownership interests in the Company will be governed by this Agreement and the Delaware LLC Act, except that the terms of this Agreement are intended to modify conflicting

requirements in the Delaware LLC Act to the extent permitted by applicable law. Deborah Rappaport is hereby designated as an "authorized person" within the meaning of the Delaware LLC Act, and has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an "authorized person" ceased, and the Member thereupon became the designated "authorized person" and shall continue as the designated "authorized person" within the meaning of the Delaware LLC Act.

Section 2.2 Membership Interests. The current Member of the Company and its respective Membership Interest is identified on Schedule B hereto. A Membership Interest is personal property, and the Member has no interest in specific property of the Company.

Section 2.3 Registered Agent and Registered Offices. The Company's registered agent and registered office in the State of Delaware is The Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The Company may have such other offices or places of business, either within or without the State of Delaware, as the Member may designate or as the business of the Company may from time to time require. The registered agent and the registered office may be changed from time to time by the Member.

Section 2.4 Term of the Company. The Company's existence as a separate legal entity commenced upon the filing of its Certificate of Formation with the Secretary of the State of Delaware on July 11, 2008, and will continue until cancellation of the Certificate of Formation as provided in the Delaware LLC Act.

## ARTICLE III
## POWERS AND PURPOSES OF THE COMPANY

Section 3.1 Purpose. The purpose and character of the business of the Company shall be to acquire, own, lease, sublease, operate, manage, improve, finance and sell the real property (or any portion thereof that is improved) at 175 Cypress Point Parkway, Palm Coast, Florida (the "Property") and do all things necessary or appropriate to effect all or any part of the foregoing.

Section 3.2 Powers of the Company. The Company shall, subject to the other provisions of this Article III, have the power and authority to take any and all actions necessary, appropriate, advisable, incidental or convenient to, or for the furtherance of the purpose set forth in Section 3.1, including, but not limited to, the power:

(a) to conduct its business and carry on its operations in any state, territory, commonwealth, district or possession of the United States or in any foreign country that may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

(b) to acquire by purchase, lease, contribution of property or otherwise, and to own, hold, operate, maintain, finance, improve, lease, sell, convey, assign, mortgage, transfer, demolish or dispose of any real or personal property that may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

(c) to enter into, perform and carry out contracts of any kind, including, without limitation, contracts with the Member, any affiliate thereof, or any agent of the Company

that may be necessary, convenient or incidental to the accomplishment of the purpose of the Company;

(d) to borrow money and issue evidences of indebtedness, and to secure the same by a mortgage, pledge or other lien on the assets of the Company;

(e) to appoint officers and agents of the Company and hire employees, and define their duties and fix their compensation;

(f) to the fullest extent permitted by law, to indemnify any person or entity in accordance with the Delaware LLC Act and to obtain any and all types of insurance;

(g) to sue and be sued, complain and defend, and participate in administrative or other proceedings, in its name; and

(h) to pay, collect, compromise, litigate, arbitrate or otherwise adjust or settle any and all other claims or demands of or against the Company or to hold such proceeds against the payment of contingent liabilities.

Section 3.3 The Company, and the Member or any Officer on behalf of the Company, may enter into and perform the Loan Documents and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of any Member or other Person notwithstanding any other provision of this Agreement or the Delaware LLC Act or applicable law, rule or regulation.

## ARTICLE IV
## MANAGEMENT

Section 4.1 Management by the Member and/or Officers. The business of the Company shall be managed by the Member and/or such Officers as the Member may, from time to time, appoint in accordance with Section 4.2 of this Agreement. The Member and each of the Officers is an agent of the Company for the purpose of its business including, without limitation, acquiring, owning, managing, financing, encumbering, refinancing and selling all or any portion of the Property, and for the purpose of the execution in the name of the Company of any instrument, if applicable, and any other document, certificate, affidavit or the like required or desirable in connection with the business of the Company. The Member's and each Officer's acts bind the Company, unless such act is in contravention of the Certificate of Formation or this Agreement. Every contract, deed, mortgage, deed of trust, deed to secure debt, pledge, lease and other credit agreement or instrument executed by the Member and/or any Officer shall be conclusive evidence in favor of every Person relying thereon or claiming thereunder that at the time of the delivery thereof (a) the Company was in existence, (b) neither this Agreement nor the Certificate of Formation had been amended in any manner so as to restrict the delegation of authority to the Member or such Officer and (c) the execution and delivery of such instrument was duly authorized by the Company. Any Person may rely on a certificate addressed to such Person and signed by the Member and/or any Officer hereunder: (i) setting forth the name of the Member or the Officers hereunder, (ii) as to the existence or non-existence of any fact which constitutes a condition precedent to acts by the Member or any Officer or in any other manner germane to the affairs of the Company, (iii) setting forth the Persons who are authorized to

execute and deliver any instrument or document on behalf of the Company, (iv) certifying as to the authenticity of any copy of the Certificate of Formation, this Agreement, any amendments thereto and hereto and any other document relating to the conduct of the affairs of the Company, or (v) as to any action taken or not taken by the Company or as to any other matter whatsoever involving the Company, the Member or any Officer. Neither the Member nor any Officer shall have authority to perform any act in respect of the Company in violation of any applicable laws or regulations.

Section 4.2 Officers of the Company. The Member may, from time to time, appoint one or more officers of the Company holding such offices of President, Chief Executive Officer, Chief Investment Officer, Chief Financial Officer and/or Senior Vice President, or any of them, or any other offices of the Company may, from time to time, be established by the Member (each an "Officer" and, collectively, the "Officers"). Upon such appointment, each Officer shall be vested with the authority, rights and obligations set forth in this Article IV; provided, however, that the Member may, from time to time, in its sole discretion (a) appoint one or more additional Officers, (b) remove, replace or substitute one or more Officers and (c) limit or restrict the authority of one or more Officers.

**ARTICLE V**
**INDEMNIFICATION**

Section 5.1 Company Liabilities. Except as otherwise expressly provided by the Delaware LLC Act, all liabilities of the Company, whether arising in contract, tort or otherwise, and including without limitation the indemnity obligations under this Article V, are solely the liabilities of the Company as an entity and will be paid or satisfied from assets of the Company. No liability of the Company will be payable in whole or in part by the Member in its capacity as a Member or by any Special Member or Officer solely by reason of being a Member, Special Member or Officer of the Company. No Officer will have liability for the return of the Members' capital.

Section 5.2 Exculpation.

(a) To the fullest extent permitted by law, no Officer, Special Member, or Member (each, a "Covered Person") shall be liable to the Company or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's gross negligence, willful misconduct or reckless disregard for its duties.

(b) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any party as to matters the Covered Person reasonably believes are within such other party's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or net cash flow or any other facts

pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

(c) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to the Member, a Covered Person acting under this Agreement shall not be liable to the Company or to the Member for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Covered Person.

Section 5.3 Indemnity.

(a) Right to Indemnification. To the full extent required or permitted by the Delaware LLC Act, the Company, to the extent of its assets legally available for that purpose, shall indemnify and advance expenses to every Member, Special Member and Officer (and to such person's heirs, executors, administrators and other legal representatives) in the manner and to the full extent and under the circumstances permitted by applicable law, as it presently exists or as may hereafter be amended from time to time, against any and all amounts (including judgments, fines, payments in settlement, fees and expenses of attorneys and other professionals and any other expenses or court costs) reasonably incurred by or on behalf of such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), in which the Member, Special Member or such Officer was, or is made, or is threatened to be made, a party or is otherwise involved by reason of the fact that such person is or was a Member, Special Member or Officer of the Company. The Company shall not be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was not authorized by the Member.

(b) Advancement of Expenses of the Member and Officers. The Company shall pay the expenses of the Member, Special Member and the Officers incurred in defending any proceedings in advance of its final disposition; provided, however, that the payment of expenses incurred by the Member, Special Member and Officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Member, Special Member or Officer to repay all amounts advanced if it should be ultimately determined that the Member, Special Member or Officer is not entitled to be indemnified under this Article V or otherwise.

(c) Claim by the Member and Officers. If a claim for indemnification or advancement of expenses by the Member, Special Member or Officer under this Article V is not paid in full within 90 days after a written claim therefor has been received by the Company, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Company shall have the burden of proving that the claimant was not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 5.4 Insurance. The Member may, to the full extent permitted by applicable law, as it presently exists or as may be hereafter amended from time to time, authorize an

appropriate officer or officers to purchase and maintain at the Company's expense insurance: (a) to indemnify the Company for any obligation which it incurs as a result of the indemnification of the Member, Special Member, Officers and employees under the provisions of this Article V, and (b) to indemnify and insure the Member, Special Member, Officers and employees against liability in instances in which they may not otherwise be indemnified by the Company under the provisions of this Article V.

Section 5.5 Non-Exclusivity of Rights. The rights conferred on any person by this Article V shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, or any provision of this Agreement, or by any other vote of the Member.

Section 5.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

## ARTICLE VI
## CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS

Section 6.1 Capital Contributions.

(a) Initial Capital Contributions. The Member has contributed to the Company cash or property of an agreed value as listed on Schedule B (the "Capital Contribution"). The Special Member shall not be required to make any capital contributions to the Company.

(b) Additional Capital Contributions. The Member is not required to make any additional capital contribution to the Company. However, the Member may make additional capital contributions to the Company at any time upon the written consent of such Member. To the extent that the Member makes an additional capital contribution to the Company, the Member shall revise Schedule B of this Agreement. The provisions of this Agreement are intended to benefit the Member and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company shall be a third-party beneficiary of this Agreement) and the Member and the Special Member shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

(c) Reimbursements. Notwithstanding any provision hereof to the contrary, the Company shall reimburse the Member and Officers of this Company for all out of pocket expenses actually incurred and as are necessary, convenient or incidental to the accomplishment of the purposes of the Company. Such reimbursement shall be treated as an expense of the Company that shall be deducted in computing net cash flow and, in the case of the Member, shall not be deemed to constitute a distributive share of profits or return of capital to that Member. If the Company has insufficient funds to make full reimbursement to any party as contemplated hereby, the Member will fund the costs through additional capital contributions.

## ARTICLE VII
## ALLOCATIONS AND DISTRIBUTIONS

Section 7.1 Allocations of Profits and Losses. The Company's profits and losses shall be allocated to the Member.

Section 7.2 Distributions. Distributions shall be made to the Member at the times and in the aggregate amounts as may be determined by the Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required or permitted to make a distribution to the Member on account of its interest in the Company if such distribution would violate any applicable law.

## ARTICLE VIII
## TRANSFER OF MEMBERSHIP INTERESTS AND ADDITIONAL MEMBERS

Section 8.1 Assignments. The Member may assign in whole or in part its Membership Interest. Subject to Section 8.2, if the Member transfers all of its limited liability company interest in the Company pursuant to this Article VIII, the transferee shall be admitted to the Company as a member of the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Notwithstanding anything in this Agreement to the contrary, any successor to the Member by merger or consolidation shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement and the Company shall continue without dissolution.

Section 8.2 Admission of Additional Members. One or more additional members of the Company may be admitted to the Company with the written consent of the Member, upon execution of such amendments to this Agreement as the Member shall deem appropriate.

## ARTICLE IX
## DISSOLUTION AND LIQUIDATION

Section 9.1 Dissolution. The Company will be dissolved upon the occurrence of any of the following events:

(a) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Delaware LLC Act; or

(b) the entry of a decree of judicial dissolution under Section 18-802 of the Delaware LLC Act.

Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company or that causes the Member to cease to be a member of

the Company (other than upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Section 8.1), to the fullest extent permitted by law, the personal representative of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued membership of the last remaining member of the Company or the Member in the Company.

Notwithstanding any other provision of this Agreement, the Bankruptcy of the Member or the Special Member shall not cause the Member or the Special Member, respectively, to cease to be a member of the Company and upon the occurrence of such an event, the Company shall continue without dissolution.

Section 9.2 Procedures.

(a) Liquidation and Distribution of Assets. In the event of the dissolution of the Company, the Member, an Officer or other such party as is required by law to wind-up the Company's affairs ("Liquidating Agent") will commence to wind-up the affairs of the Company and liquidate its assets as promptly as is consistent with obtaining the fair value thereof. Following payment of, or provision for, all debts and liabilities of the Company and all expenses of liquidation, and subject to the right of the Liquidating Agent to set up such cash reserves as the Liquidating Agent may deem reasonably necessary for any contingent, conditional or unmatured contractual claims of the Company, the proceeds of the liquidation and any other funds (or other remaining assets) of the Company will be distributed in cash to the Members.

(b) Authority of Liquidating Agent. In connection with the winding-up and dissolution of the Company, the Liquidating Agent will have all of the rights, powers, obligations and liabilities with respect to the assets and liabilities of the Company that the Member would have pursuant to this Agreement or any other applicable law.

Section 9.3 Termination of the Company. Upon the completion of the liquidation of the Company and the distribution of all Company funds and other assets, the Liquidating Agent will have the authority to take or cause to be taken such actions as are necessary or reasonable in order to file a certificate of cancellation of the Company with the Secretary of State of the State of Delaware.

## ARTICLE X
## FISCAL AND ADMINISTRATIVE MATTERS

Section 10.1 Deposits. All funds of the Company will be deposited from time to time to the credit of the Company in such banks, trust companies or other depositories as the Member or Officers may select.

Section 10.2 Checks, Drafts or Orders. All checks, drafts, or other orders for the payment of money by or to the Company and all notes and other evidences of indebtedness

issued in the name of the Company shall be signed by such officer or officers, agent or agents of the Company, and in such manner, as shall be determined by resolution of the Member.

(a) Books and Records. The Member shall keep or cause to be kept complete and accurate books of account and records with respect to the Company's business. The Member and its duly authorized representatives shall have the right to examine the Company books, records and documents during normal business hours. The Company's books of account shall be kept using the method of accounting determined by the Member. The Company's independent auditor, if any, shall be an independent public accounting firm selected by the Member.

## ARTICLE XI
## SPECIAL PURPOSE ENTITY PROVISIONS

This Article XI is being adopted in order to comply with certain requirements in connection with a loan (the "**Loan**") to the Company from TD Bank, N.A. ("**Lender**") and shall be applicable only for so long as the Loan is outstanding. To the extent of any conflict between with provisions of this Article XI and any other provision of this Agreement, this Article XI shall govern.

Section 11.1 Amendments. The Member shall not amend, alter, change or repeal Section 3.1 or Article XI hereof in any material respect without Lender's prior written consent.

Section 11.2 Material Action. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Member, any Officer or any other person, neither the Member nor any Officer nor any other Person shall be authorized or empowered, nor shall they permit the Company, without the prior unanimous written consent of the Member to take any Material Action.

Section 11.3 Separateness Covenants. The Member shall cause the Company to:

(a) maintain its own separate books and records and bank accounts;

(b) file its own tax returns, if any, as may be required under applicable law, to the extent (1) not part of a consolidated group filing a consolidated return or returns or (2) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

(c) except as contemplated by the Loan Documents, not commingle its assets with assets of any other Person;

(d) conduct its business in its own name and strictly comply with all organizational formalities to maintain its separate existence;

(e) maintain separate financial statements;

(f) except as permitted and contemplated by the Loan Documents, pay its own liabilities only out of its own funds, provided, however, the foregoing shall not require the Member to make any additional capital contribution to the Company;

(g) maintain an arm's length relationship with its affiliates and the Member;

(h) pay the salaries of its own employees, if any, provided, however, the foregoing shall not require the Member to make any additional capital contribution to the Company;

(i) except as expressly permitted by the Loan Documents, not guarantee or become obligated for the debts of any other entity or not hold out its credit or assets as being available to satisfy the obligations of others;

(j) not acquire any securities of the Member

(k) allocate fairly and reasonably any overhead for shared office space;

(l) use separate stationery, invoices and checks;

(m) except as expressly permitted by the Loan Documents, not pledge its assets for the benefit of any other Person or make any loans or advances to any entity;

(n) at all times hold itself out to the public and all other persons as a legal entity separate from the Member and any other person;

(o) correct any known misunderstanding regarding its separate identity;

(p) maintain adequate capital in light of its contemplated business purpose, transactions and liabilities, provided, however, the foregoing shall not require the Member to make any additional capital contribution to the Company;

(q) to the fullest extent permitted by law, not dissolve the Company other than as expressly permitted pursuant to any provision of the Loan Documents;

(r) not incur, create or assume any indebtedness other than as expressly permitted under the Loan Documents;

(s) cause the Officers, agents and other representatives of the Company to act at all times with respect to the Company consistently and in furtherance of the foregoing and in the best interests of the Company.

Failure of the Company, or the Member or any Officer on behalf of the Company, to comply with any of the foregoing covenants or any other covenants contained in this Agreement shall not affect the status of the Company as a separate legal entity or the limited liability of the Member or the Special Member.

Section 11.4 Special Member.

(a) Upon the occurrence of any event that causes the Member to cease to be a member of the Company (other than upon an assignment by the Member of all of its Membership Interest in the Company and the admission of the transferee pursuant to Section

8.1), the Special Member shall, without any action of any person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. The Special Member may not resign from the Company or transfer its rights as Special Member; provided, however, the Special Member shall automatically cease to be a member of the Company upon the admission to the Company of a substitute Member. The Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Delaware LLC Act, the Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Delaware LLC Act, the Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of the Special Member, the Special Member shall execute a counterpart to this Agreement.

Section 11.5 Dissolution. Notwithstanding any other provision of this Agreement, each of the Member and the Special Members waives any right it might have to agree in writing to dissolve the Company upon the Bankruptcy of the Member or a Special Member, or the occurrence of an event that causes the Member or a Special Member to cease to be a member of the Company.

Section 11.6 Additional Defined Terms.

(a) "Loan Documents" means the loan agreement, promissory note, security instrument and other loan documents executed by the Company in connection with the origination of the Loan.

(b) "Material Action" means to institute proceedings to have the Company be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Company or file a petition seeking, or consent to, reorganization or relief with respect to the Company under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors of the Company, or admit in writing the Company's inability to pay its debts generally as they become due, or take action in furtherance of any such action, or, to the fullest extent permitted by law, dissolve or liquidate the Company.

(c) "Special Member" means, upon such person's admission to the Company as a member of the Company pursuant to Section 11.4(a), a person executing this Agreement as a Special Member, in such person's capacity as a member of the Company. A Special Member shall only have the rights and duties expressly set forth in this Agreement.

**ARTICLE XII**
**EFFECTIVENESS**

Section 12.1 Entire Agreement. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof.

Section 12.2 Forbearance Not a Waiver. No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto will impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to any party hereunder will not otherwise alter or affect any power, remedy or right of any other party hereto, or the obligations of the party to whom such extension or indulgence is granted.

Section 12.3 Successors and Assigns. This Agreement will be binding upon parties hereto and their respective successors and assigns, and will inure to the benefit of the parties hereto, and, except as otherwise provided herein, their respective successors and assigns.

Section 12.4 Severability. No determination by any court, governmental body or otherwise that any provision of this Agreement is invalid or unenforceable in any instance shall affect the validity or enforceability of any other provision or such invalid or unenforceable provision in any circumstance not controlled by such determination. Each such invalid or unenforceable provision will be ineffective only to the extent of such invalidity or unenforceability and the remainder of this Agreement and such provision will be construed to the greatest extent possible to accomplish fairly the purposes and intentions of the parties hereto.

Section 12.5 Ambiguity and Construction of Certain Terms. This Agreement shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of the parties hereto. Words used in this Agreement may be used interchangeably in singular or plural form, and any pronoun shall be deemed to cover all genders. Titles of Articles and section headings are for convenience only and shall not be used in interpretation of this Agreement. "Herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or other subdivision; and "Section" refers to the entire section and not to any particular subsection, paragraph of other subdivision. Each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, and all references to "$" or dollar amounts will be to lawful currency of the United States of America.

Section 12.6 Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

Section 12.7 Further Assurances. Each of the parties will, at any time, upon the request of another party hereto, take or cause to be taken, all actions and do, or cause to be done, all things (including without limitation executing, acknowledging and delivering any additional agreements, instruments and documents) as may be reasonable necessary, proper or advisable in

order to consummate or make effective the intentions, purposes and transactions contemplated by this Agreement.

Section 12.8 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflict of laws.

Section 12.9 Intentionally Omitted.

Section 12.10 Binding Agreement. Notwithstanding any provision of this Agreement, the Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, in accordance with its terms. Pursuant to Section 18-201(d) of the Delaware LLC Act, this Agreement shall be effective as of the time of filing of the Certificate of Formation with the Office of the Secretary of State of the State of Delaware on July 11, 2008.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned being the sole Member, has executed this Limited Liability Company Agreement as of the date and year first above written.

**MEMBER:**

American Realty Capital Operating Partnership, L.P., a Delaware limited liability company

By: American Realty Capital Trust, Inc., its general partner

By: ____________________
Name: Brian Block
Title: Chief Financial Officer

**SPECIAL MEMBER:**

____________________
Name: William M. Kahane

## SCHEDULE A

### Defined Terms

1. "Agreement" has the meaning assigned to such term in the introductory paragraph.

2. "Bankruptcy" means, with respect to any person, if such person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the person or of all or any substantial part of its properties, or (vii) if 120 days after the commencement of any proceeding against the person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such person's consent or acquiescence of a trustee, receiver or liquidator of such person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of "Bankruptcy" is intended to replace and shall supersede and replace the definition of "Bankruptcy" set forth in Sections 18-101(1) and 18-304 of the Delaware LLC Act.

3. "Company" has the meaning assigned to such term in the introductory paragraph.

4. "Capital Contributions" has the meaning assigned to such term in Section 6.1(a).

5. "Delaware LLC Act" has the meaning assigned to such term in Section 2.1.

6. "Lender" has the meaning assigned to such term in Article XI.

7. "Liquidating Agent" has the meaning assigned to such term in Section 9.2(a).

8. "Loan" has the meaning assigned to such term in Article XI.

9. "Member" has the meaning ascribed thereto in the introductory paragraph of this Agreement, together will its permitted successors and assigns, each in its capacity as a member of the Company.

10. "Membership Interest" means any limited liability company interest in the Company and further indicates each Member's respective interest, expressed as a percentage of one hundred percent, in any vote to be taken by the Members and in any allocation of the profits and losses of the Company and distributions of the Company's assets, all in accordance with the provisions of this Agreement and the Delaware LLC Act. The Membership Interests are shown in Schedule B hereto, as such Schedule B may be amended from time to time.

11. "Person" means any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority.

# SCHEDULE B

## Member Information

| MEMBER | ADDRESS | CAPITAL CONTRIBUTION | MEMBERSHIP INTEREST |
|---|---|---|---|
| AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P. | c/o American Realty Capital<br>106 York Road<br>Jenkintown, PA 19046 | $100 | 100% |

## EXHIBIT "D"

### Property

With respect to ARC WBPCFL0001, LLC (the "Property"):

(a) All of the Company's interest as fee owner of the Land;

(b) Subject to the terms of the Lease, all improvements and fixtures now located on the Land including, without limitation, any and all other buildings, structures, parking areas, landscaping improvements and other amenities currently located on the Land (collectively, the "Improvements");

(c) Subject to the terms of the Lease, all personal property, if any, now owned or hereafter acquired by the Company and located on or to be located on or in or used in connection with the Land and Improvements (collectively, the "Personal Property");

(d) All of the Company's interest, if any, in any intangible property now or hereafter owned by the Company and used in connection with the Land, the Improvements and the Personal Property, including, without limitation, the following: (A) all existing warranties and guaranties issued in connection with the Property; and (B) all existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, including, without limitation, the right to use any name or trade name associated with any of the foregoing (collectively, the "Intangible Property").

(e) All of the Company's right, title and interest as landlord under the Lease, including any and all rents, charges, and claims of landlord thereunder, tenant estoppel certificates, reimbursement rights, and the like (collectively, the "Lease Rights").

## EXHIBIT "E"

Assignment and Assumption of Membership Interest

THIS ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST ("Assignment") is entered into as of __________, 2008 by and among ARC GROWTH FUND I, LLC ("Transferor"), and AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P. ("Transferee").

## RECITALS:

A. ARC _________, LLC, a Delaware limited liability company (the "LLC"), was formed pursuant to a Limited Liability Company Agreement dated as of _____________ (the "LLC Agreement"), executed by Transferor, as the sole member of the LLC.

B. Pursuant to Section 8.1 of the LLC Agreement Transferor desires to assign and transfer one hundred percent (100%) of its Membership Interest (as such term is defined in the LLC Agreement) in the LLC, as the sole Member (as such term is defined in the LLC Agreement) in the LLC to Transferee and to admit Transferee as a Member of the LLC (the "Transaction").

## AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Assignment and the LLC Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All terms used herein which have their initial letter capitalized which have been specially defined in the LLC Agreement shall have the same meaning herein as set forth in the LLC Agreement, unless expressly provided otherwise herein.

2. Assignment. Transferor does hereby assign and transfer unto Transferee one hundred percent (100%) of its Membership Interest in the LLC, which Membership Interest constitutes the entire ownership interest outstanding in the LLC. By execution of this Assignment, Transferee intends to become the sole Member of the LLC. Transferee hereby accepts the assignment and transfer of such Membership Interest in the LLC from Transferor, and does hereby ratify, accept, adopt and agree to and hereby agrees to be bound by, all of the terms and provisions of the LLC Agreement, and such Transferee hereby assumes all obligations, responsibilities, duties, liabilities and costs of a Member accruing or becoming due from and after the date hereof. The Transferor, as the Member of the LLC, hereby approves Transferee and the transfer of the Membership Interest belonging to the Transferor to Transferee. Transferee is hereby admitted as a Member with respect to the Membership Interest so transferred, and from and after the execution and delivery of this Assignment, Transferee shall be the sole Member of the LLC under the LLC Agreement.

3. **Counterparts**. To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to

bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this instrument to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

4. **Severability.** Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5. **Successors and Assigns**. All covenants and agreements contained herein shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. Any request, notice, direction, consent, waiver, or other writing or action by the Managers or the Members prior to the date hereof shall bind each of its or their successors and assigns.

6. **No Amendments**. Except as amended hereby, the LLC Agreement shall not be amended and shall remain in full force and effect in accordance with its terms.

7. **Governing Law**. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MEANS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

[SIGNATURES TO APPEAR ON THE FOLLOWING PAGES]

EXECUTED as of the date first above written.

**TRANSFEROR:**

**ARC GROWTH FUND I, LLC,**
a Delaware limited liability company

By:____________________________
Name: William Kahane
Title: President

**TRANSFEREE:**

AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: American Realty Capital Trust, Inc., its general partner

By: ____________________________
Name: Brian Block
Title: Chief Financial Officer